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                                                                    EXHIBIT 10.4

                            PATENT SECURITY AGREEMENT

         THIS PATENT SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement") is entered into as of November 20, 2002 by BLUE RHINO CORPORATION, a Delaware corporation, CPD ASSOCIATES, INC., a North Carolina corporation, and UNIFLAME CORPORATION, a Delaware corporation (collectively, the "Grantors"), in favor of BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent") under the Credit Agreement (as defined below)

         The Grantors own certain patent and patent applications, including those patents and patent applications listed on Schedule 1 annexed hereto, and are parties to the patent licenses listed on Schedule 2 annexed hereto; and

         Pursuant to the terms of the Collateral Agreement dated of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Collateral Agreement"), between the Grantors and the Administrative Agent, the Grantors have granted to the Administrative Agent a security interest in certain assets of the Grantors, including all right, title and interest of each of the Grantors in, to and under all Patent Collateral (as hereinafter defined) as collateral security for the. prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations owing by Blue Rhino Corporation, as Borrower (the "Borrower") under the Credit Agreement, dated of even date herewith (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders party thereto and the Administrative Agent, and the other Loan Documents described in the Credit Agreement. All capitalized terms defined in the Credit Agreement or the Collateral Agreement and not otherwise defined herein have the respective meanings provided for in the Credit Agreement or the Collateral Agreement, as applicable.

         To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Credit Extensions to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of itself and the Lenders, as follows:

         1. GRANT OF SECURITY INTEREST. Each Grantor does hereby grant to the Administrative Agent a continuing security interest in all of such Grantor's right, title and interest in, to and under all of the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether now existing or hereafter created or acquired, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the
Obligations:

                  (a) each Patent, including, without limitation, each Patent referred to in Schedule 1, annexed hereto, together with any reissues, continuations, divisions or extensions thereof;


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                  (b) all Patent Licenses and other agreements providing the
Grantor with the right to use, or pursuant to which the Grantor provides the right to use, any of the items described in Section 1(a), including each Patent License referred to in Schedule 2; and

                  (c) all, products and proceeds of, and the rights associated with, the foregoing, including, without limitation, any claim by any such Grantor against third parties for past, present or future (i) infringement of any Patent, including, without limitation, the Patents referred to in Schedule 1, the Patents issued with respect to the Patent applications or provisional Patent applications referred to in Schedule 1 and, to the extent applicable, the patents licensed under any Patent License, or (ii) breach or enforcement of any Patent License.

         2. OTHER SECURITY INTERESTS. This security interest is granted in conjunction with the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest granted herein are without prejudice to, and are in addition to, those set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provisions of this Agreement are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern.

         3. RESTRICTIONS ON FUTURE AGREEMENTS. Each Grantor agrees that until all Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated, such Grantor will not, without the Administrative Agent's prior written consent, enter into any agreement including, without limitation, any license agreement, which is inconsistent with such Grantor's obligations under this Agreement if such action would reasonably be expected to materially adversely affect the fair market value of the Patent Collateral or the benefits of this Agreement to the Administrative Agent, and such Grantor further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would materially adversely affect the validity or enforcement of the rights transferred to the Administrative Agent under this Agreement.

         4. NEW PATENTS. Each Grantor represents and warrants to the Administrative Agent that the Patents listed on Schedule 1 and the Patent Licenses listed on Schedule 2 constitute all of the Patents now owned by or licensed to such Grantor for which registrations have been issued or applied for in the United States Patent and Trademark Office. If, before the Obligations have been satisfied in full and the Credit Agreement terminated, the Grantor shall obtain rights to any new patents, patent applications or provisional Patent applications granted or filed in the United States or in any foreign country, the provisions of Section 1 above shall automatically apply thereto and the Grantor shall give to the Administrative Agent prompt written notice thereof. The Grantor hereby authorizes the Administrative Agent to modify this Agreement upon such written notice by amending Schedule 1 and Schedule 2 to include any future patents, patent applications, provisional Patent applications and license agreements which are Patents, as applicable, under Section 1 above or under this Section 4.

         5. LENDERS NOT LIABLE. Neither the Administrative Agent nor any Lender by virtue of this Agreement assumes any obligations whatsoever in respect of the Patent Collateral


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including, without limitations, any obligation to renew registrations of or defend the validity or enforceability of the Patent Collateral.

         6. COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy) and all of said counterparts, taken together, shall be deemed to constitute one and the same instrument.

         7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Grantors and shall inure to the benefit of the Grantors, the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.




                            [Signature Pages Follow]


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         IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed by its duly authorized officer thereunto, all as of the date first set forth above.


                           BLUE RHINO CORPORATION,
                           as Grantor


                           By:  /s/ Mark Castaneda
                               -------------------------------------------------
                                    Name:    Mark Castaneda
                                    Title:   Executive Vice President and Chief
                                    Financial Officer


                           UNIFLAME CORPORATION, as Grantor


                           By:  /s/ Kurt Gehsmann
                                ------------------------------------------------
                                    Name:    Kurt Gehsmann
                                    Title:   Vice President


                           [Signature Pages Continue]


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                                 ACKNOWLEDGMENT


STATE OF NORTH CAROLINA

COUNTY OF FORSYTH


         I, Abbye R. Caudle a Notary Public for said County and State, do hereby certify that Mark Castaneda personally appeared before me this day and stated that he is Exec. VP & CFO of BLUE RHINO CORPORATION and acknowledged the due execution of the foregoing instrument.

         Witness my hand and official seal, this 13th day of November, 2002.

                                                      /s/ Abbye R. Caudle
                                             ----------------------------------
                                             Notary Public

My commission expires:

         9/26/04
---------------------------

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                                 ACKNOWLEDGMENT


STATE OF NORTH CAROLINA

COUNTY OF FORSYTH


         I, Abbye R. Caudle a Notary Public for said County and State, do hereby certify that Kurt Gehsmann personally appeared before me this day and stated that he is Vice President of UNIFLAME CORPORATION and acknowledged the due execution of the foregoing instrument.

         Witness my hand and official seal, this 13th day of November, 2002.

                                                      /s/ Abbye R. Caudle
                                             ----------------------------------
                                             Notary Public

My commission expires:

         9/26/04
---------------------------



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Agreed and Accepted as of November 20, 2002.

BANK OF AMERICA, N.A.,
as Administrative Agent


By:  /s/ Michael Brashler
     -------------------------------
         Name:    Michael Brashler
         Title:   Vice President and Senior Agency Officer


                            [Acknowledgment Follows]



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                                   Schedule 2
                                    to Patent
                               Security Agreement